PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
 1934

Filed by the registrant                       [x]
Filed by a party other than the registrant    [ ]

Check the appropriate box:
[   ]    Preliminary proxy statement
[ x ]    Definitive proxy statement
[   ]    Definitive additional materials
[   ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      PROVIDENT FINANCIAL HOLDINGS, INC.
-------------------------------------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

                      PROVIDENT FINANCIAL HOLDINGS, INC.
-------------------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 (1)  Title of each class of securities to which transaction applies:
                       N/A
-------------------------------------------------------------------------------
 (2)  Aggregate number of securities to which transactions applies:
                       N/A
-------------------------------------------------------------------------------
 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                       N/A
-------------------------------------------------------------------------------
 (4)  Proposed maximum aggregate value of transaction:
                       N/A
-------------------------------------------------------------------------------
[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
                       N/A
-------------------------------------------------------------------------------
(2)  Form, schedule or registration statement no.:

                       N/A
-------------------------------------------------------------------------------
(3)  Filing party:
                       N/A
-------------------------------------------------------------------------------
(4)  Date filed:
                       N/A
-------------------------------------------------------------------------------

                            September 27, 2001

Dear Shareholder:


     You are cordially invited to attend the Annual Meeting of Shareholders of Provident Financial Holdings, Inc. to be held at the Riverside Art Museum at 3425 Mission Inn Avenue, Riverside, California, on Thursday, October 25, 2001, at 11:00 a.m., local time.

     The Notice of Annual Meeting of Shareholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to appropriate questions of shareholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                                       Sincerely,


                                       /s/Craig G. Blunden
                                       Craig G. Blunden
                                       President and Chief Executive Officer

                          PROVIDENT FINANCIAL HOLDINGS, INC.
                                3756 CENTRAL AVENUE
                             RIVERSIDE, CALIFORNIA 92506
                                  (909) 686-6060

-------------------------------------------------------------------------------
                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON OCTOBER 25, 2001
-------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Provident Financial Holdings, Inc. ("Company") will be held at the Riverside Art Museum at 3425 Mission Inn Avenue, Riverside, California, on Thursday, October 25, 2001, at 11:00 a.m., local time, for the following purposes:

     (1)  To elect three directors to serve for a term of three years;

     (2) To approve the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending June 30, 2002; and

     (3) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Shareholders of record at the close of business on September 17, 2001 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                      /s/Robert G. Schrader
                                      ROBERT G. SCHRADER
                                      Secretary

Riverside, California
September 27, 2001

-------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                  PROXY STATEMENT
                                        OF
                          PROVIDENT FINANCIAL HOLDINGS, INC.
                                3756 CENTRAL AVENUE
                            RIVERSIDE, CALIFORNIA 92506

-------------------------------------------------------------------------------
                           ANNUAL MEETING OF SHAREHOLDERS
                                   OCTOBER 25, 2001
-------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Provident Financial Holdings, Inc. ("Company") to be used at the Annual Meeting of Shareholders of the Company ("Annual Meeting"). The Company is the holding company for Provident Savings Bank, F.S.B. ("Savings Bank"). The Annual Meeting will be held at the Riverside Art Museum at 3425 Mission Inn Avenue, Riverside, California, on Thursday, October 25, 2001, at 11:00 a.m., local time. This Proxy Statement and the enclosed proxy card are being first mailed to shareholders on or about September 27, 2001.

-------------------------------------------------------------------------------
                               VOTING AND PROXY PROCEDURE
-------------------------------------------------------------------------------
     Shareholders Entitled to Vote. Shareholders of record as of the close of business on September 17, 2001 are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. As of September
17, 2001, the Company had 3,787,409 shares of Common Stock issued and outstanding.

     If you are a beneficial owner of Company common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the Annual Meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the Annual Meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

     Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will be considered shares present and will be included in determining whether a quorum is present.

     Voting. The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted in accordance with the recommendation of the Board of Directors. If a shareholder of record attends the Annual Meeting, he or she may vote by ballot. The Board recommends a vote FOR the election of the nominees for director and FOR the approval of the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending June 30, 2002.

     The three directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by shareholders present in person or by proxy and entitled to vote. Shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected.

     Approval of the appointment of independent auditors requires the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting. In determining whether such proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against the proposal; broker non-votes will be disregarded and will have no effect on the outcome of the vote.

     Proxies; Revocation of a Proxy. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where a proxy card is properly signed and dated but no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below and FOR the approval of the appointment of Deloitte & Touche LLP as independent auditors.

     Shareholders who execute proxies retain the right to revoke them at any time before they are voted. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a shareholder of record in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     If your Company Common Stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

     Participants in the Provident Savings Bank ESOP. If a shareholder is a participant in the Provident Savings Bank, F.S.B. Employee Stock Ownership Plan (the "ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

-------------------------------------------------------------------------------
          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
-------------------------------------------------------------------------------

     Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file with the Securities and Exchange Commission ("SEC"), and provide a copy to the Company, certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, as of the close of business on September 17, 2001, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at September 17, 2001.

     The following table also sets forth, as of the close of business on September 17, 2001, information as to the shares of Common Stock beneficially owned by (a) each current director of the Company and each of management's nominees for director, (b) each of the executive officers named in the Summary Compensation Table found below ("named executive officers") and all executive officers and directors of the Company as a group.

                                  Number of Shares         Percent of Shares
Name                                Beneficially Owned (1)        Outstanding
----                                ---------------------     -----------------
BENEFICIAL OWNERS OF MORE THAN 5%

Provident Savings Bank, F.S.B.            396,391                   10.47%
Employee Stock Ownership Plan Trust

Thomson Horstmann & Bryant, Inc.          401,500(2)                10.60%
Park 80 West, Plaza One
Saddle Brook, New Jersey  07663

Jeffrey L. Gendell                        352,500(3)                 9.31%
Tontine Partners, L.P.
Tontine Management L.L.C.
Tontine Financial  Partners L.P.
Tontine Overseas Associates, L.L.C.
200 Park Avenue, Suite 3900
New York, New York 10166

First Financial Fund, Inc.                317,300(4)                 8.38%
Gateway Center Three
1100 Mulberry Street, 9th Floor
Newark, New Jersey  07102

Brandes Investment Partners, L.P.         195,040(5)                 5.15%
12750 High Bluff Drive
San Diego, California  92130

Wellington Management Company L.L.P.      387,200(6)                10.22%
75 State Street
Boston, Massachusetts 02109

DIRECTORS

Joseph P. Barr                              650                       *
Bruce W. Bennett                         24,405(7)                    *
Debbi H. Guthrie                         26,075(8)                    *
Roy H. Taylor                            33,575                       *
William E. Thomas                        17,474                       *

NAMED EXECUTIVE OFFICERS

Craig G. Blunden**                      244,378(9)(10)               6.06%
Robert G. Schrader**                    195,092(10)                  4.84%
Richard L. Gale                          29,708                       *
Donald L. Blanchard                      31,597                       *
Donavon P. Ternes                            --(11)                   *
Lilian Brunner                           18,397                       *

All Executive Officers and              516,857                     12.82%
Directors as a Group (11 persons)

-----------------
*     Less than one percent of shares outstanding.
**    Mr. Blunden and Mr. Schrader are also directors of the Company.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. Shares held in accounts under the Savings Bank's ESOP which the holders have voting power but not investment power, are included as follows: Mr. Blunden, 3,215 shares; Mr. Schrader, 2,738 shares; Mr. Gale, 2,367 shares; Mr. Blanchard, 2,038 shares; Ms. Brunner, 1,748 shares; all executive officers and directors as a group, 12,106 shares. The amounts shown also include the following number of shares which the indicated individuals have the right to acquire within 60 days of the close of business on September 17, 2001 through the exercise of stock options granted pursuant to the Company's 1996 Stock Option Plan: Mr.Bennett, 16,400 shares; Ms. Guthrie, 16,400 shares; Mr. Taylor, 16,400 shares; Mr. Thomas, 12,300 shares; Mr. Blunden, 82,000 shares; Mr. Schrader, 49,200 shares; Mr. Gale, 16,000 shares; Mr. Blanchard, 24,000 shares; Ms. Brunner, 13,000 shares; all executive officers and directors as a group, 245,700 shares.
(2) Information concerning the shares owned by Thomson Horstmann & Bryant, Inc. as of February 2, 2001 was obtained from an amended Schedule
      13G. According to this filing, Thomson Horstmann & Bryant, Inc., an investment advisor registered under the Investment Advisers Act of 1940, has sole voting power with respect to 171,400 shares and sole dispositive power with respect to 401,500 shares.
(3) Information concerning the shares owned by Tontine Management L.L.C., Tontine Partners, L.P., Tontine Overseas Associates, L.L.C., and Tontine Financial Partners L.P. as of December 31, 2000 was obtained from an amended Schedule 13G. According to this filing, Jeffrey L. Gendell, an investment advisor registered under the Investment Advisers Act of 1940, has shared voting and dispositive power with respect to these shares.
(4) Information concerning the shares owned by First Financial Fund, Inc. as of December 31, 2000 was obtained from an amended Schedule 13G.
      According to this filing, First Financial Fund, Inc., an investment company registered under the Investment Company Act of 1940, has sole voting power and shared dispositive power with respect to these shares.
(5) Information concerning the shares owned by Brandes Investment Partners, L.P. as of December 31, 2000 was obtained from an amended Schedule 13G. According to this filing, Brandes Investment Partners, L.P., an investment advisor registered under the Investment Advisers Act of 1940, has shared voting power with respect to 88,610 shares and shared dispositive power with respect to 195,040 shares.
(6) Information concerning the shares owned by Wellington Management Company, L.L.P. as of December 31, 2000 was obtained from an amended Schedule 13G. According to this filing, Wellington Management Company, L.L.P., an investment company registered under the Investment Company Act of 1940, has shared voting power with respect to 88,610 shares and shared dispositive power with respect to 195,040 shares.
(7)   Includes 880 shares owned by Mr. Bennett's spouse.
(8)   Includes 5,000 shares owned by a company controlled by Ms. Guthrie.
(9)   Includes 2,560 shares owned by Mr. Blunden's spouse.
(10) Includes 104,494 shares of unvested restricted stock awarded to employees and directors of the Company and the Savings Bank pursuant to the Company's 1996 Management Recognition Plan which are held in a trust for participants and which will be voted by Mr. Blunden and Mr. Schrader as trustees of such trust.
(11)  Mr. Ternes was appointed to his position effective November 1, 2000.

-------------------------------------------------------------------------------
                      PROPOSAL I -- ELECTION OF DIRECTORS
------------------------------------------------------------------------------

     The Company's Board of Directors consists of seven members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Three directors will be elected at the Annual Meeting to serve for a three year period, or until their respective successors have been elected and qualified. The nominees for election this year are Joseph P. Barr, Bruce W. Bennett, and Debbi H. Guthrie, each of whom is a current member of the Board of Directors of the Company.
                                       4

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unavailable to serve.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF MESSRS. BARR AND BENNETT AND MS. GUTHRIE.

     The following table sets forth certain information regarding the nominees for election at the Annual Meeting, as well as information regarding those directors continuing in office after the Annual Meeting.

                                            Year First
                                            Elected             Term to
Name                         Age (1)       Director (2)          Expire
----                        -------       ------------          -------

                                 BOARD NOMINEES

Joseph P. Barr                 55             2001               2004(3)
Bruce W. Bennett               52             1993               2004(3)
Debbi H. Guthrie               50             1994               2004(3)

                            DIRECTORS CONTINUING IN OFFICE

Craig G. Blunden               53             1975               2002
Roy H. Taylor                  50             1990               2002
Robert G. Schrader             62             1995               2003
William E. Thomas              52             1997               2003

-----------------
(1)     As of June 30, 2001.
(2)     Includes prior service on the Board of Directors of the Savings Bank.
(3)     Assuming the individual is re-elected.

     The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

     Joseph P. Barr is a Certified Public Accountant in California and Ohio and has been in public accounting for more than 30 years. He is currently a principal with Swenson Accountancy Corp., a regional assurances and business services firm, with which he has been associated since 1996. Mr. Barr also serves on the Audit Committee.

     Bruce W. Bennett is the President and owner of Community Care and Rehabilitation Center, a skilled nursing facility, with which he has been associated since 1973. He also serves as Chairman of Community Health Corporation and Riverside Community Hospital. Mr. Bennett currently serves as Chairman of the Audit Committee.

     Debbi H. Guthrie is the President and owner of Roy O. Huffman Roof Company, with which she has been affiliated since 1971. Ms. Guthrie currently serves on the Company's Audit Committee.

     Craig G. Blunden has been associated with the Savings Bank since 1974 and has served as President and Chief Executive Officer of the Savings Bank since 1991 and as President and Chief Executive Officer of the Company since its formation in 1996. Mr. Blunden also serves on the Federal Home Loan Bank of San Francisco Board of Directors, is the Chairman of the Western League of Savings Institutions, and serves on the Board of Directors of the Greater Riverside Chambers of Commerce.
                                       5

     Roy H. Taylor is the President of Talbot Agency, Inc., an insurance brokerage firm, with which he has been associated since 1972. Mr. Taylor currently serves as Chairman of the Personnel/Compensation Committee.

     Robert G. Schrader has been associated with the Savings Bank since 1963 and has served as Executive Vice President of the Savings Bank since January 1995. From 1990 through 1994, Mr. Schrader served as Senior Vice President of the Savings Bank. Mr. Schrader has served as Corporate Secretary of the Company since its formation in 1996.

     William E. Thomas, a principal of William E. Thomas, Inc., a Professional Law Corporation, is general counsel to a diversified group of medical groups and medical management companies in Southern California. Previously, Mr. Thomas was the founding and managing partner of a private law firm in Riverside, California. He currently serves on the Company's Personnel/Compensation Committee.

-------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
-------------------------------------------------------------------------------

     The Boards of Directors of the Company and the Savings Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended June 30, 2001, the Board of Directors of the Company held 11 meetings and the Board of Directors of the Savings Bank held 11 meetings. No director of the Company or the Savings Bank attended fewer than 75% of the total meetings of the Boards and committees on which such person served during this period.

     The Board of Directors of the Company has an Audit Committee, currently consisting of Directors Bennett (Chairman), Barr, and Guthrie, which is responsible for reviewing the adequacy of the Savings Bank's system of internal accounting controls, approving the services provided by the Company's outside auditor and meeting with the Company's outside auditor to discuss the results of the annual audit and any related matters. The Audit Committee met four times during the fiscal year ended June 30, 2001.

     The Personnel/Compensation Committee, currently consisting of Directors Taylor (Chairman) and Thomas, is responsible for reviewing the Savings Bank's employee benefit programs and wage and salary administration program, making recommendations to the full Board of Directors on annual salary increases and bonuses and addressing other personnel issues as they arise. The Personnel/Compensation Committee met four times during the fiscal year ended June 30, 2001.

     The Board of Directors of the Company acts as a nominating committee for selecting the nominees for election as directors. The Board of Directors met once in its capacity as nominating committee to select nominees for election at the Annual Meeting.

-------------------------------------------------------------------------------
                            DIRECTORS' COMPENSATION
-------------------------------------------------------------------------------
     Non-employee Directors of the Savings Bank currently receive a monthly retainer of $1,750. Non-employee Directors also receive a fee of $300 for each committee meeting attended. The committee chairman receives a fee of $400. In addition, Directors are covered under the Savings Bank's policies for medical, dental and vision care. Dependent coverage is available at the Directors' own expense. Following retirement from the Board of Directors, Directors continue to receive such coverage. No separate fees are paid for service on the Board of Directors of the Company.

     During the fiscal year ended June 30, 1997, non-employee Directors Bennett, Guthrie, and Taylor received options to acquire 20,500 shares of the Company's Common Stock under the Company's 1996 Stock Option Plan. During the fiscal year ended June 30, 1998, Mr. Thomas, who was elected to the Board at the 1997 Annual Meeting, received options to acquire 20,500 shares of the Company's Common Stock. The stock options vest ratably over a five-year period.

--------------------------------------------------------------------------------
-----------------------------
                                           EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------
-----------------------------

SUMMARY COMPENSATION TABLE

     The following table shows the compensation paid during the last three fiscal years to the Company's Chief Executive Officer and five highest paid executive officers who received salary and bonus in excess of $100,000 during the fiscal year ended June 30, 2001.


Long-Term Compensation
                                           Annual Compensation
Awards
                                   ------------------------------   ------------
-----------------
                                               Restricted         Securities
                                               Other Annual       Stock
Underlying     All Other
Name and Position    Year  Salary($)  Bonus($) Compensation($)(1) Award($)(2)
Options(#)  Compensation($)(3)
-----------------    ----  --------   -------  -----------------  -----------  -
---------  -----------------
Craig G. Blunden     2001  263,425    98,299          -                -
 -           34,170
 Chief Executive
 Officer             2000  249,500    82,584          --               --
 --          31,166
 and President       1999  231,000   108,900          --               --
 --          33,680

Robert G. Schrader   2001  137,265    34,655          --               --
 --          16,641
 Executive Vice
 President           2000  132,075    29,757          --               --
 --          12,245
 and Chief Operating
 Officer             1999  125,175    36,990          --               --
 --          13,755

Richard L. Gale      2001   99,996   292,500          --               --
 --          11,263
 Senior Vice
 President-          2000   99,996      --            --               --
 --          11,887
 Mortgage Banking    1999   99,996   382,500          --               --
 --          13,469

Donald L. Blanchard  2001  103,575    20,930          --               --
 --          14,633
 Senior Vice
 President-          2000   99,630    20,197          --               --
 --          11,681
 Retail Banking      1999   95,760    25,596          --               --
 --          11,405

Donavon P. Ternes(4) 2001   83,333    21,252          --            298,000
30,000         4,781
 Senior Vice
 President           2000     --        --            --               --
 --             -
 and Chief Financial
 Officer             1999     --        --            --                -
 --             -

Lilian Brunner       2001   101,625  25,499           --               --
 --           15,738
 Senior Vice
 President-          2000    96,100  21,567           --               --
 --           10,704
 Chief Information
 Officer             1999    88,500  25,920           --               --
 --            9,703

-----------------
(1) Does not include perquisites which did not exceed the lesser of $50,000 or 10% of salary and bonus.
(2) Represents the total value of the award of shares of restricted Common Stock on October 20, 1997 in the following amounts: Mr. Blunden, 51,250 shares; Mr. Schrader, 32,800 shares; Mr. Blanchard, 16,400 shares; Mr. Gale, 16,400 shares and Ms. Brunner, 16,400 shares. Represents the total value of the award of restricted Common Stock on November 1, 2000 to Mr. Ternes in the amount of 16,000 shares. All such awards vest ratably over a five-year period. At June 30, 2001, the value of the unvested restricted stock awards were: Mr. Blunden, $476,830; Mr. Schrader, $305,171; Mr. Ternes, $372,160; Mr. Gale,
        $152,586; Mr. Blanchard, $152,586; and Ms. Brunner, $152,586.
        Dividends, if any, paid on the restricted Common Stock are accrued and held in arrears until the restricted Common Stock becomes vested.
(3) Amounts for 2001 reflect: for Mr. Blunden, supplemental life insurance of $14,138, employer contribution to 401(k) Plan of $5,105 and employer contribution to ESOP of $12,177; for Mr. Schrader, employer contribution to 401(k) Plan of $3,111 and employer contribution to ESOP of $11,775; for Mr. Ternes, employer contribution to 401(k) Plan of $781; for Mr. Gale, employer contribution to 401(k) Plan of $500 and employer contribution to ESOP of $7,163; for Mr. Blanchard, employer contribution to 401(k) Plan of $3,082 and employer contribution to ESOP of $8,725; and for Ms. Brunner, employer contribution to 401(k) Plan of $3,523 and employer contribution to ESOP of $8,615.
(4)     Mr. Ternes was appointed to his position effective November 1, 2000.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning the grant of stock options to the named executive officers during the calendar year ended June 30, 2001.

                               Individual Grants
              ------------------------------------------------------
                              Percent
                  Number of   of Total
                 Securities   Options                                       Potential Realizable Value at
                 Underlying   Granted to     Exercise                     Assumed Annual Rates of Stock Price
                  Options    Employees in     Price       Expiration        Appreciation for Option Term(2)
                                                                         -----------------------------------
Name              Granted(1)  Fiscal Year     ($/sh)         Date               5%($)             10%($)
----              ----------  -----------    -------      -----------         --------          ---------
Donavon P. Ternes(3)  30,000      100%       $18.625        11/1/10           $351,395          $890,504

------------------
(1)     The option grant reported in the table vests at the rate of 20% per annum.  Options will become immediately exercisable in the event of a change in control of the Company.
(2)     The dollar gains under these columns result from calculations required by the Securities and Exchange
        Commission's rules and are not intended to forecast future price appreciation of the Common Stock of the Company.  It is important to note that options have value to the listed executive only if the stock price increases above the exercise price shown in the table during the effective option period.
        In order for the listed executive to realize the potential values set forth in the 5% and 10%
        columns in the table, the price per share of the company's Common Stock would be approximately $30.34 and $48.31, respectively, as of the expiration of the options granted on November 1, 2000.
(3)     Mr. Ternes was appointed to his position effective November 1, 2000.

OPTION EXERCISE/VALUE TABLE

      The following information with respect to options exercised during the fiscal year ended June 30, 2001, and remaining unexercised at the end of the fiscal year, is presented for the Chief Executive Officer and the named executive officers.

                                                                                   Value of Unexercised
                  Shares                        Number of Securities               In-the-Money Options
                Acquired on    Value        Underlying Unexercised Options        at Fiscal Year End($)(1)
                                            ------------------------------        ------------------------
Name               Exercise (#) Realized($)    Exercisable      Unexercisable      Exercisable  Unexercisable
----               --------     ---------      -----------      -------------      -----------  -------------
Craig G. Blunden      --            --            82,000            20,500           $656,820     $164,205

Robert G. Schrader    --            --            49,200            12,300            394,092       98,523

Richard L. Gale       --            --            16,000             4,000            128,160       32,040

Donald L. Blanchard   --            --            24,000             6,000            192,240       48,060

Donavon P. Ternes(2)  --            --              --              30,000               --        139,050

Lilian Brunner        --            --           13,000             7,000             56,036        24,008

-----------------
(1)     Value of unexercised in-the-money options equals market value of shares covered by in-the-money options on June 30, 2001 less the option exercise price.  Options are in-the-money if the market value of the shares covered by the options is greater than the option exercise price.
(2)     Mr. Ternes was appointed to his position effective November 1, 2000.
                                                   8


EMPLOYMENT AGREEMENTS

     The Savings Bank has entered into an employment agreement with Mr. Blunden. The agreement has a term of three years and may be renewed by the Board for an additional year each year unless Mr. Blunden has attained age 62 or the Board or Mr. Blunden have given advance notice of their intention not to extend the term of the agreement. The agreement further provides for a base salary which may not be reduced except as part of a general salary reduction policy for senior executives of the Savings Bank and, at any time, below the initial base salary of the agreement. Mr. Blunden's base salary is subject to annual review by the Board. Mr. Blunden's current base salary under the agreement is $269,850. In the event of a "change of control" of the Savings Bank (as defined below), Mr. Blunden's base salary is fixed as the sum of his then current base salary and any bonuses paid during the 12-month period preceding the change in control. Under the agreement, Mr. Blunden is eligible to participate in all fringe benefit programs available to employees of the Savings Bank as well as any program made available to senior executives of the Savings Bank, including the use of an employer-provided automobile. The agreement also provides for the reimbursement of expenses incurred by Mr. Blunden in the course of his employment.

     In the event of Mr. Blunden's termination without cause by the Savings Bank, the agreement provides for (i) a lump sum payment equal to the discounted present value of the aggregate future base salary payments Mr. Blunden would have received over the then remaining term of the agreement and (ii) the continuation of life and medical insurance at the Savings Bank's expense for Mr. Blunden and his dependents. If Mr. Blunden's employment terminates by reason of his death or disability, the Savings Bank is also obligated to continue life and medical insurance benefits for Mr. Blunden and his dependents, as applicable.

     In the event of Mr. Blunden's termination without cause following a change in control of the Savings Bank, Mr. Blunden is entitled to an additional payment equal to three times the sum of his base salary and bonuses during the 12 months preceding his termination of employment reduced by the value of any other payments made by the Savings Bank by reason of Mr. Blunden's termination without cause. In the event that a change of control of the Savings Bank had occurred on June 30, 2001, based solely on the cash compensation paid to Mr. Blunden during 2001 and excluding the value of any other employee benefits which may be payable, Mr. Blunden would have received a payment of approximately $1,085,172. For purposes of the agreement, "change in control" is defined to mean (i) a change in control of the Savings Bank as determined under applicable regulations of the Office of Thrift Supervision and (ii) a change in the composition of the Board following a merger, consolidation or other business combination involving the Savings Bank such that a majority of the directors of the resulting entity consists of persons who were not directors immediately prior to such transaction.

POST-RETIREMENT COMPENSATION AGREEMENT

     The Savings Bank has entered into a separate post-retirement compensation agreement with Mr. Blunden. The agreement provides that if Mr. Blunden terminates employment with the Savings Bank after attaining age 60, the Savings Bank will provide Mr. Blunden with a monthly benefit for life equal to 50% of his final average monthly salary. For purposes of the agreement, "final average monthly salary" is defined as the average of Mr. Blunden's highest paid 36 consecutive months of employment with the Savings Bank determined by reference to the gross amount of Mr. Blunden's monthly salary excluding bonus and incentive awards, director's fees and accelerated payments of future salary. Assuming that Mr. Blunden's current compensation level was equivalent to his "final average monthly salary," the normal monthly benefit payable under the agreement would be $10,872. Under the agreement, Mr. Blunden may elect to receive the actuarially determined lump sum equivalent of the normal monthly benefit or a joint-and-survivor benefit. Mr. Blunden may also elect to receive an early retirement benefit under the agreement which is reduced proportionately to reflect the number of months then remaining to Mr. Blunden's 60th birthday. However, in the event of Mr. Blunden's termination of employment prior to age 60 by reason of his death or disability, the agreement provides for payment of the normal monthly benefit to Mr. Blunden or his beneficiary. At June 30, 2001, the accrued liability of the Savings Bank with respect to its obligations under the agreement was $910,944.
                                       9

SEVERANCE AGREEMENTS

     The Company and the Savings Bank have entered into severance agreements with Messrs. Schrader, Blanchard, Gale, and Ternes and Ms. Brunner. The agreements have a term of one year, which may be extended for an additional year on the anniversary of the effective date of the agreement by the Board of Directors. The agreements provide that in the event of an involuntary termination of the officer following a change in control of the Company or the Savings Bank, they will be entitled to receive two times their then current base salary. A severance payment also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, the officer is assigned duties inconsistent with their positions, duties, responsibilities and status immediately prior to such change in control. The Savings Bank or its successor would also be obligated to continue the officer's other employee benefits for a one-year period following termination of employment.

     The term "change in control" is defined in the agreements as having occurred when, among other things, (a) a person other than the Company purchases shares of the Company's common stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) shareholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation. If a change in control of the Company or the Savings Bank occurred during the fiscal year ending June 30, 2001, based solely on the officer's current salary level and excluding the value of any other employee benefits which may be payable, the officers would receive payment as follows:
Mr. Schrader, $282,720; Mr. Ternes, $250,000; Mr. Gale, $199,992; Mr. Blanchard, $213,000; and Ms. Brunner, $213,000.

-------------------------------------------------------------------------------
                            AUDIT COMMITTEE MATTERS
-------------------------------------------------------------------------------

     AUDIT COMMITTEE CHARTER. The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent accountants, the internal audit department, and management of the Company. A copy of the Audit Committee Charter is attached to this Proxy Statement as Exhibit A.

     REPORT OF THE AUDIT COMMITTEE. The Audit Committee reports as follows with respect to the Company's audited financial statement for the year ended June 30, 2001:

     * The Audit Committee has completed its initial review and discussion of the Company's 2001 audited financial statements with management;

     * The Audit Committee has discussed with the independent auditor (Deloitte & Touche LLP) the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications, including matters related to the conduct of the audit of the Company's financial statements;

     * The Audit Committee has received written disclosures, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, indicating all relationships, if any, between the independent auditor and its related entities and the Company and its related entities which, in the auditors' professional judgment, reasonably may be thought to bear on the auditors'
                                      10
          independence, and the letter from the independent auditors confirming that, in its professional judgment, it is independent from the Company and its related entities, and has discussed with the auditors the auditors' independence from the Company; and

    * The Audit Committee has, based on its initial review and discussions with management of the Company's 2001 audited financial statements and discussions with the independent auditors, recommended to the Board of Directors that the Company's audited financial statements for the year ended June 30, 2001 be included in the Company's Annual Report on Form 10-K.

          Audit Committee:                        Bruce W. Bennett, Chairman
                                                  Joseph P. Barr
                                                  Debbi H. Guthrie

          INDEPENDENCE AND OTHER MATTERS. Each member of the Audit Committee is "independent" as defined, in the case of the Company, under The Nasdaq Stock Market Rules. The Audit Committee members do not have any relationship to the Company that may interfere with the exercise of their independence from management and the Company. None of the Audit Committee members are current officers or employees of the Company or its affiliates.

-------------------------------------------------------------------------------
                          COMPENSATION COMMITTEE MATTERS
-------------------------------------------------------------------------------

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

     REPORT OF THE PERSONNEL/COMPENSATION COMMITTEE. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company and the Savings Bank. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to the fundamental executive compensation decisions affecting those individuals. Insofar as no separate compensation is currently payable by the Company, the Personnel/Compensation Committee of the Savings Bank (the "Committee"), at the direction of the Board of Directors of the Company, has prepared the following report for inclusion in this proxy statement.

     General. The Personnel/Compensation Committee of the Board of Directors is responsible for establishing and implementing all compensation policies of the Savings Bank and its subsidiaries. The Committee is also responsible for evaluating the performance of the Chief Executive Officer of the Savings Bank and approving an appropriate compensation level. The Chief Executive Officer evaluates the performance of the Executive Vice President and certain Senior Vice Presidents of the Savings Bank and recommends to the Committee individual compensation levels for approval by the Committee.

     Compensation Policies. The Committee believes that a compensation plan for executive officers should take into account management skills, long-term performance results and shareholder returns. The principal underlying compensation policies are: (1) to attract and retain key executives who are highly qualified and are vital to the long-term success of the Savings Bank and its subsidiaries; (2) to provide levels of compensation competitive with those offered throughout the banking industry; (3) to motivate executives to enhance long-term shareholder value by helping them build their own ownership in the Company; and (4) to integrate the compensation program with the Savings Bank's long-term strategic planning and management process.

     Base Salary. The Savings Bank's current compensation plan involves a combination of salary and bonuses to reward short-term performance, and has included, and, in the future, may include grants of stock options to encourage
                                   11
long-term performance. The salary levels of executive officers are designed to be competitive within the banking and financial services industries. The Committee annually reviews the Western League of Savings Institutions Survey of Salaries to determine competitive salary levels. Individual annual performance is reviewed to determine appropriate salary adjustments.

     Annual Incentive Plan. The Annual Incentive Plan is based on annual performance of the Savings Bank compared to budget and individual performance assessments. The Plan is designed to provide for baseline bonuses up to 30% of salary for the Chief Executive Officer, up to 20% of salary for Senior Officers, up to 12% of salary for certain managers, and up to 8% of salary for certain department managers. Actual bonuses may exceed the baseline if the Savings Bank performs better than the budget and/or the individual employee performs better than the baseline performance requirement.

     Long Term Incentive Compensation. The Stock Option Plan is designed to attract and retain qualified personnel and nonemployee directors, to provide such officers, key employees and nonemployee directors with a proprietary interest in the Company as an incentive to contribute to the success of the Company and the Savings Bank and to reward officers and key employees for outstanding performance. Stock options have been granted to key employees of the Company and its subsidiaries, including the Savings Bank. The Stock Option Plan is administered and interpreted by a committee of the Board of Directors. Under the Stock Option Plan, such committee determines which officers and key employees will be granted options, the number of shares subject to each option, and the exercisability of such options. The per share exercise price of an option will equal at least 100% of the fair market value of a share of Common Stock on the date the option is granted.

     Compensation of the Chief Executive Officer. During the fiscal year ended June 30, 2001, the base salary of Craig G. Blunden, President and Chief Executive Officer of the Savings Bank, was $263,425 along with an incentive bonus of $98,299. The Committee believes Mr. Blunden's current compensation is appropriate based on competitive salary surveys and the performance of the Savings Bank.

     The Committee also recommends to the Board of Directors the amount of fees paid for service on the Board. The Committee did not recommend a change in Board fees during the fiscal year ended June 30, 2001.

                          Personnel/Compensation Committee

                          Roy H. Taylor, Chairman
                          William E. Thomas

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. No executive officer of the Company has served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee. No executive officer of the Company has served as a director of another entity, one of whose executive officers served on the Compensation Committee. No executive officer of the Company has served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company.

PERFORMANCE GRAPH

     PERFORMANCE GRAPH. The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Nasdaq (U.S. Stock) Index and a peer group of the Nasdaq Bank Index. Total return assumes the reinvestment of all dividends.

                     COMPARISON OF CUMULATIVE TOTAL RETURN *

[GRAPH APPEARS HERE]


                      6/28/96   6/30/97   6/30/98   6/30/99   6/30/00   6/30/01
                      -------   -------   -------   -------   -------   -------
Provident Financial
 Holdings, Inc.       100.00    151.57    189.17    182.34    127.07    212.06
Nasdaq Stock Index    100.00    121.60    160.06    230.22    340.37    184.51
Nasdaq Bank Index     100.00    156.28    216.77    214.11    175.56    243.49

* Assumes that the value of the investment in the Company's Common Stock and each index was $100 on June 28, 1996, the date on which the Company's Common Stock began trading on the Nasdaq National Market, and that all dividends were reinvested.

-------------------------------------------------------------------------------
                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
-------------------------------------------------------------------------------

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms it has received and written representations provided to the Company by the above referenced persons, the Company believes that, during the fiscal year ended June 30, 2001, all filing requirements applicable to its reporting officers, directors and greater than 10% shareholders were properly and timely complied with except for one report of the grant of stock options to Donavon P. Ternes, Senior Vice President and Chief Financial Officer of the Company, which was subsequently filed.

-------------------------------------------------------------------------------
                        TRANSACTIONS WITH MANAGEMENT
-------------------------------------------------------------------------------

     As required by federal regulations, all loans or extensions of credit to executive officers and directors are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (except for loans made pursuant to programs generally available to all employees) and do not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made by the Savings Bank to a director or executive officer in an amount that, when aggregated with the amount of all other loans by the Savings Bank to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the Savings Bank's capital and surplus (up to a maximum of $500,000) are subject to approval in advance by a majority of the disinterested members of the Board of Directors.

-------------------------------------------------------------------------------
                        CHANGES IN INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

     On December 12, 2000, the Company's Board of Directors, at the recommendation of its Audit Committee, terminated the engagement of PricewaterhouseCoopers LLP, as the Company's certifying accountants.

     On December 12, 2000, the Company's Board of Directors, at the recommendation of its Audit Committee, engaged Deloitte & Touche LLP, as the Company's certifying accountants. The Company has not consulted with Deloitte & Touche LLP during its two most recent fiscal years nor during any subsequent interim period prior to its engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

     The report of PricewaterhouseCoopers LLP on the Company's financial statements for either of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Company's two most recent fiscal years and subsequent interim periods preceding the date of termination of the engagement of PricewaterhouseCoopers LLP, the Company was not in disagreement with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement in connection with its audit report.

-------------------------------------------------------------------------------
         PROPOSAL II -- APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

     Deloitte & Touche LLP served as the Company's independent auditors for the period after December 12, 2000. The Board of Directors has appointed Deloitte & Touche LLP as independent auditors for the fiscal year ending June 30, 2002, subject to approval by stockholders. A representative of Deloitte & Touche LLP will be present at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he so desires.

AUDIT FEES

     The aggregate fees billed to the Company for professional services rendered for the audit of the Company's financial statements for fiscal 2001 and the reviews of the financial statements included in the Company Forms 10-Q for that year, including travel expenses, were $134,140.
                                   14

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     No independent public accountant performed financial information system design or implementation work for the Company during the fiscal year ended June 30, 2001.

ALL OTHER FEES

     Other than audit fees, the aggregate fees billed to the Company by Deloitte & Touche LLP for fiscal 2001, none of which were financial information systems design and implementation fees, were $1,000 for tax return preparation. The Audit Committee of the Board of Directors determined that the services performed by Deloitte & Touche LLP other than audit services are not incompatible with Deloitte & Touche LLP maintaining its independence.

     If the ratification of the appointment of Deloitte & Touche LLP is not approved by a majority of the votes cast by shareholders at the Annual Meeting, other independent public accountants will be considered by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2002.
                                       15

-------------------------------------------------------------------------------
                                OTHER MATTERS
-------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

-------------------------------------------------------------------------------
                                MISCELLANEOUS
-------------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telecopier or telephone without additional compensation.

     The Company's 2001 Annual Report to Shareholders, including financial statements, has been mailed to all shareholders of record as of the close of business on September 17, 2001. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Company. The Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

     A COPY OF THE COMPANY'S FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30,2001, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON SEPTEMBER 17,2001 UPON WRITTEN REQUEST TO ROBERT G. SCHRADER, CORPORATE SECRETARY, PROVIDENT FINANCIAL HOLDINGS, INC., 3756 CENTRAL AVENUE, RIVERSIDE, CALIFORNIA 92506.

-------------------------------------------------------------------------------
                             SHAREHOLDER PROPOSALS
-------------------------------------------------------------------------------

     Proposals of shareholders intended to be presented at the Company's Annual Meeting to be held in October 2002 must be received by the Company no later than May 30, 2001 to be considered for inclusion in the proxy materials and form of proxy relating to such Annual Meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

      The Company's Certificate of Incorporation provides that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the Annual Meeting, a shareholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the Annual Meeting; provided that if less than 31 days' notice of the Annual Meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the Annual Meeting was mailed to shareholders. Based on the date of the 2001 Annual Meeting, the Company anticipates that, in order to be timely, shareholder nominations or proposals intended to be made at the 2002 Annual Meeting must be made by September 26, 2002. As specified in the Certificate of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the shareholder giving such notice. The notice with respect to business proposals to be brought before the Annual Meeting must state the shareholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting and any interest of the shareholder in the proposal.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                      /s/Robert G. Schrader
                                      ROBERT G. SCHRADER
                                      Secretary

Riverside, California
September 27, 2001

                                   REVOCABLE PROXY
                           PROVIDENT FINANCIAL HOLDINGS, INC.

                            ANNUAL MEETING OF SHAREHOLDERS
                                   October 25, 2001

     The undersigned hereby appoints the Board of Directors of Provident Financial Holdings, Inc. (the "Company") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the Riverside Art Museum at 3425 Mission Inn Avenue, Riverside, California, on Thursday, October 25, 2001, at 11:00 a.m., local time, and at any and all adjournments thereof, as follows:

                                     FOR                          WITHHELD
                                    -----                         --------
1.  The election as director        [   ]                          [   ]
    of the nominees listed
    below (except as marked to
    the contrary below).

    Joseph P. Barr
    Bruce W. Bennett
    Debbi H. Guthrie

    INSTRUCTIONS:  TO WITHHOLD
    YOUR VOTE FOR ANY INDIVIDUAL
    NOMINEE, WRITE THE NOMINEE'S
    NAME ON THE LINE BELOW.

    ----------------------------

    ----------------------------

                                  FOR          AGAINST         ABSTAIN
                                 -----         -------         -------
2.  The approval of the          [   ]          [   ]           [   ]
    appointment of Deloitte &
    Touche LLP as independent
    auditors for the fiscal year
    ending June 30, 2002.

3.  In their discretion, upon
    such other matters as may
    properly come before the
    meeting.

    The Board of Directors recommends a vote "FOR" the listed propositions.

    This proxy also provides voting instructions to the Trustees of the Provident Savings Bank, F.S.B. Employee Stock Ownership Plan for participants with shares allocated to their accounts.

-------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED
THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVER AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
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                  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement dated September 27, 2001 and the 2001 Annual Report to Shareholders.


Dated:                     , 2001
     ---------------------



----------------------------------            ------------------------------
PRINT NAME OF SHAREHOLDER                     PRINT NAME OF SHAREHOLDER


----------------------------------            ------------------------------
SIGNATURE OF SHAREHOLDER                      SIGNATURE OF SHAREHOLDER



     Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                                                                    Exhibit A

                         PROVIDENT FINANCIAL HOLDINGS, INC.

                              AUDIT COMMITTEE CHARTER

     The Audit Committee ("Committee") is a committee of directors established by the Board of Directors ("Board") with the mission, authority, organization and responsibilities as follows:

MISSION

The mission of the Committee is to assist the Board in fulfilling its fiduciary responsibilities relating to the quality and integrity of the Holding Company and its subsidiaries' financial information and internal control systems. Internal controls include, but are not limited to, those controls over financial reporting, regulatory compliance, operations and information systems. To achieve this mission, the Committee will:

     * Oversee and appraise the adequacy, objectivity and independence of the internal audit function.

     * Maintain open and regular communication between the Board, internal audit and the independent accountant.

     * Perform its responsibilities in an informed and vigilant manner to ensure compliance with laws and regulations.

     * Employ such resources in the performance of its duties, including separate legal counsel, as it may deem necessary.

AUTHORITY

The Committee is authorized by the Board to perform its responsibilities.

The Committee is authorized to conduct or authorize investigations into any activity of the Holding Company and its subsidiaries. The Committee shall be empowered to retain independent counsel, accountants, or others to assist in investigations or other responsibilities, when deemed necessary.

ORGANIZATION

The Committee shall consist of a Chairperson and members who are appointed by the Chairman of the Board and approved by the full Board of outside directors. The Committee shall consist of at least two members. Members shall be directors independent of Holding Company management.

RESPONSIBILITIES

The Committee shall meet at least quarterly to accomplish the responsibilities relative to the following:

A.     The Holding Company's independent accountant:

       * Recommend to the full Board the appointment, compensation and discharge of the independent accountant. Review the independence, qualifications, engagement letter, audit scope, related services and fees of current or prospective accountants.

       * Annually review with management, the General Auditor ("GA") and independent accountant, the Holding Company's audited financial statements and reports regarding the adequacy of the internal control system. Review and consider any significant findings and recommendations. Review


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management's responses and monitor corrective actions.  Meet privately with individuals, as necessary.

       * Evaluate management's cooperation with the independent accountants, including granting access to all requested records, data and information. Review differences of opinion between the independent accountants and management on accounting issues. Elicit and consider the Holding Company management's opinion of the independent accountant's effectiveness and responsiveness to its needs.

B.   The internal audit function:

       * Review and approve the internal audit plans and programs as they relate to the Holding Company. Monitor the internal audit department's achievements relative to such documents. Confirm and assure the independence of the internal auditors.

       * Review Holding Company internal audit reports noting any significant findings and recommendations. Review management's responses and monitor corrective actions.
             Review any differences of opinion encountered that may have impaired the effectiveness of audits performed. The GA is encouraged to communicate directly and independently with Committee members regarding unresolved differences of opinion between internal audit and Holding Company management.

C.    External examinations:

       * Review with management and the GA any reports and significant findings and recommendations provided by Federal regulators. Review management's responses and monitor corrective actions.

D.    General and administrative:

       * Inquire of management, the GA and the independent accountant about significant risks, exposures or internal control weaknesses. Assess the action taken to minimize such conditions.

       * Assess the integrity of financial reporting on a continual basis through inquiries of management, the GA and the independent accountant.

       * Review with the GA and the independent accountant the coordination of efforts to assure complete audit coverage, reduction of redundant efforts and the effective use of audit resources.

       * Monitor the Holding Company's compliance to legal and regulatory matters through inquiries of the GA, management and the independent accountant.

       * Request management, or others, to attend meetings to provide useful perspectives and pertinent information, as necessary.

       * Maintain minutes and other records of meetings and Committee activities. Provide records, when requested, to the independent accountant and Federal regulators.

       * Review and update the Committee's charter, as deemed necessary.

       * Ensure the effectiveness of the Committee by expanding the knowledge of its members through continual training and education.

       * Perform such additional functions as prudent to fulfill the Committee's responsibilities or as directed by the Board.

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